                                                                      EXHIBIT 99


                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                                          Case No.: 399-02649 THROUGH 399-02680
                                                                          ---------------------------
      SERVICE MERCHANDISE COMPANY, INC.
      ---------------------------------
                                                                 Judge:    PAINE
                                                                          ---------------------------

                                                                Chapter 11

Debtor(s)

                  MONTHLY OPERATING REPORT FOR PERIOD ENDING   April 29, 2001
                                                             ------------------
                  COMES NOW,  SERVICE MERCHANDISE COMPANY, INC.
                             -----------------------------------

     Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing April 2, 2001 and ending April 29, 2001 as shown by
                           -------------            --------------
     the report and exhibits consisting of 15 pages and containing the following
                                           --
     as indicated:

                    X      Monthly Reporting Questionnaire (Attachment 1)
                  -----

                    X      Comparative Balance Sheets (Forms OPR-1 & OPR-2)
                  -----

                   N/A     Summary of Accounts Receivable (Form OPR-3)
                  -----

                    X      Schedule of Postpetition Liabilities (Form OPR-4)
                  -----

                    X      Statement of Income (Loss) (Form OPR-5)
                  -----


               I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

    Date:  5/21/01                                     DEBTOR - IN - POSSESSION
          ---------

                                                       By:              /s/ Kenneth A. Conway
                                                                        ------------------------------------------------

                                                       Name and Title:  KENNETH A. CONWAY, VICE PRESIDENT AND CONTROLLER
                                                                        ------------------------------------------------

                                                       Address:         7100 SERVICE MERCHANDISE DRIVE
                                                                        ------------------------------------------------
                                                                        BRENTWOOD, TENNESSEE 37027
                                                                        ------------------------------------------------

                                                       Telephone No:    (615) 660-3340
                                                                        ------------------------------------------------

   Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 2, 2001 THROUGH APRIL 29, 2001

1. Payroll

                                                                                           WAGES                      TAXES
     OFFICERS                                                TITLE                  GROSS          NET           DUE         PAID
------------------------------------------------------------------------------------------------------------------------------------
S. CUSANO              CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND        $ 50,188.10   $ 32,024.84   $ 4,498.38   $13,263.50
                       PRESIDENT
C. STEVEN MOORE        SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,      $ 27,752.86   $ 18,664.49   $ 2,165.43   $ 6,650.71
                       GENERAL COUNSEL AND SECRETARY
MICHAEL E. HOGREFE     SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER         $ 23,847.83   $ 15,663.10   $ 1,738.03   $ 5,212.27
ROBERT J. PINDRED      VICE PRESIDENT AND TREASURER                              $176,884.91   $123,880.27   $        -   $51,789.64
JOE M. ELLIOTT         VICE PRESIDENT, PROPERTY ADMINISTRATION                   $ 11,648.13   $  7,893.93   $   642.24   $ 1,819.99
KARREN M. PRASIFKA     ASSISTANT GENERAL COUNSEL VICE PRESIDENT                  $ 14,665.05   $  9,947.11   $ 1,161.01   $ 3,427.35
KENNETH A. CONWAY      VICE PRESIDENT AND CONTROLLER                             $ 13,123.87   $  9,609.23   $   643.75   $ 1,889.26
ERIC A. KOVATS         SENIOR VICE PRESIDENT, STORES                             $ 22,000.46   $ 15,153.77   $ 1,519.89   $ 4,701.57
JERRY E. FOREMAN       SENIOR VICE PRESIDENT, MERCHANDISING                      $ 25,861.43   $ 17,429.51   $ 2,003.15   $ 6,124.89
KIMBERLY B. SOUTHARD   ASSISTANT VICE PRESIDENT, STRATEGIC PLANNING AND          $  8,864.66   $  5,455.55   $   645.28   $ 1,946.25
                       ASSISTANT TREASURER

The associate listed below received the remainder of the Stay bonus, terminated vacation and severance included above.

ROBERT J. PINDRED                                                                $ 20,250.04   Stay
                                                                                 $  6,634.63   Terminated
                                                                                               Vacation
                                                                                 $150,000.24   Severance

The former associate listed below received a taxable value insurance benefit, based on his employment agreement, dated 3/23/99.

CHARLES K. SEPTER      (Taxable value - no net check provided to former          $  1,490.34   COBRA
                       associate)

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  APRIL 2, 2001 THROUGH APRIL 29, 2001


2.  INSURANCE

                                                                  COVERAGE         POLICY      EXPIRATION   PREMIUM    DATE COVERAGE
TYPE                             NAME OF CARRIER                   AMOUNT          NUMBER         DATE       AMOUNT    PAID THROUGH
------------------------------------------------------------------------------------------------------------------------------------
Property                         Fireman's Fund Insurance Co     $5 Million    01MXI97600751    12/31/01    $685,000     12/31/01
                                 Royal Indemnity Co.             $5 Million       RHD317182     12/31/01    $ 90,250     12/31/01
                                 Westchester Fire                $15 Million     1XA394430-0    12/31/01    $ 64,125     12/31/01
                                 Allianz Insurance Co            $12 Million     CLP1036568     12/31/01    $ 26,583     12/31/01
                                 TIG Insurance Co                $13 Million     XPT38844629    12/31/01    $ 28,730     12/31/01
                                 Westchester Fire                $20 Million     1XA394429-0    12/31/01    $ 13,500     12/31/01
                                 Allianz Insurance Co            $30 Million     CLP1036568     12/31/01    $ 20,250     12/31/01
                                 Allianz Insurance Co            $25 Million     CLP1036568     12/31/01    $  8,500     12/31/01
Boiler & Machinery               Hartford Steam Boiler           $10 Million       4914359      12/31/01    $  9,934     12/31/01
Transit                          Fireman's Fund Insurance Co     $1 Million      CCIMG72820     12/31/01    $ 10,000     12/31/01
Ocean Cargo                      Fireman's Fund Insurance Co     $10 Million       CR37211      12/31/01    $ 40,000     12/31/01
General Liability                Ace American Ins Co             $5 Million     XSLG20577009    12/31/01    $212,279     12/31/01
Workers' Compensation            Pacific Employers Ins Co        Statutory      WLRC43024516    12/31/01    $136,566     12/31/01
WC Excess                        Ace American Ins Co             Statutory        XWC014026     12/31/01    $ 12,108     12/31/01
WC Contractual Indemnity         Illinois Union Insurance Co     Statutory      CTPG20577344    12/31/01    $ 20,500     12/31/01
Auto                             Pacific Employers Ins Co        $1 Million     ISAH07968358    12/31/01    $ 33,518     12/31/01
Umbrella                         Ohio Casualty Group             $50 Million     BXO52805120    12/31/01    $ 88,250     12/31/01
Excess Liability                 Zurich American of Illinois     $50 Million    AEC287610703    12/31/01    $ 30,000     12/31/01
International                    Ace American Ins Co             $1 Million       PHF051491     12/31/01    $  2,500     12/31/01
Punitive Damages                 Magna Carta Ins. Ltd.           $50 Million     MCPD201058     12/31/01    $ 40,000     12/31/01
Punitive Damages - Excess        Zurich Ins. Co Bermuda Branch   $50 Million    ZICBB-091 PD    12/31/01    $  5,000     12/31/01
Directors & Officers             Continental Insurance Co        $10 Million      300714943     03/01/02    $200,000     03/01/02
                                 Federal Insurance Co            $10 Million     81278902-A     03/01/02    $190,000     03/01/02
                                 Royal Insurance Co              $10 Million      PSF000009     03/01/02    $175,000     03/01/02
                                 Greenwich Ins. Co.              $10 Million     ELU82217-01    03/01/02    $198,949     03/01/02
                                 Zurich-American Ins. Co.        $10 Million   DOC3746468-00    03/01/02    $146,704     03/01/02
                                 Kemper Insurance Co             $10 Million     3DY00200100    03/01/02    $ 99,110     03/01/02
Crime                            National Union Fire Ins Co      $10 Million       8726439      03/01/02    $ 53,833     03/01/02
Fiduciary                        National Union Fire Ins Co      $10 Million       8726812      03/01/02    $ 25,839     03/01/02
Employment Practices Liability   Chubb Insurance Co              $5 Million       81278901A     03/01/02    $100,000     03/01/02
                                 National Union Fire Ins Co      $5 Million        8727499      03/01/02    $ 70,000     03/01/02
                                 Royal Insurance Co              $10 Million      PSF000010     03/01/02    $ 85,000     03/01/02
Special Crime                    Reliance Insurance Co           $25 Million     NFK1951937     05/01/02    $ 13,458     05/01/02

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 2, 2001 THROUGH APRIL 29, 2001

3. BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                          $     5,950
RETAIL SAFE FUNDS                                                      1,790,196

CORPORATE ACCOUNTS                                                     2,681,104

STORE DEPOSITORY ACCOUNTS
FIRST TENNESSEE                                                          684,425
KEY NATIONAL BANK                                                        339,166
BANK OF BOSTON                                                           283,440
BANK OF BOSTON CONNECTICUT                                               136,431
FIRST UNION                                                            2,837,413
BANK ONE LOUISIANA                                                       329,528
ABN - AMRO BANK                                                          173,976
COMERICA BANK                                                            272,707
AM SOUTH                                                                 408,400
BANK OF AMERICA                                                           31,995
BANK OF OKLAHOMA                                                         249,522
CHASE BANK OF TEXAS                                                      745,495
SINGLE STORE DEPOSITORY ACCOUNTS                                         303,376
WELLS FARGO BANK                                                          53,769
BANK ONE, IN                                                             168,418
PNC BANK                                                                 612,000
OAK BROOK BANK                                                           651,374

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)     9,267,005


OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                           60,952
OTHER CASH ACCOUNTS                                                    3,111,917
                                                                     -----------

TOTAL CASH PER GENERAL LEDGER                                        $25,198,559
                                                                     ===========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 2, 2001 THROUGH APRIL 29, 2001

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)


                                    ACTUAL      ACTUAL      ACTUAL      ACTUAL      TOTAL

                          Monday   04/02/01    04/09/01    04/16/01    04/23/01    04/02/01
                          Sunday   04/08/01    04/15/01    04/22/01    04/29/01    04/29/01
                                   --------    --------    --------    --------    ---------
Receipts:
   Sales receipts                  $ 16,208    $ 14,603    $ 14,683    $ 20,961    $  66,455
   Miscellaneous receipts               791         578          --         137        1,506
                                   --------    --------    --------    --------    ---------
Total available collections          16,999      15,181      14,683      21,098       67,961


Disbursements:
   Merchandise disbursements         11,340      12,432      13,825      15,597       53,194
   Non-merchandise disbursements     15,338      11,693      15,244      10,150       52,425
                                   --------    --------    --------    --------    ---------
Total disbursements                  26,678      24,125      29,069      25,747      105,619
                                   --------    --------    --------    --------    ---------

Net receipts/(disbursements)       $ (9,679)   $ (8,944)   $(14,386)   $ (4,649)   $ (37,658)
                                   ========    ========    ========    ========    =========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 2, 2001 THROUGH APRIL 29, 2001

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                   Actual       Actual      Forecast     Forecast     Forecast
                                  04/29/01     05/13/01     05/27/01     07/01/01     07/29/01
                                  --------     --------     --------     --------     --------
Ending total revolver balance     $233,211     $230,575     $212,069     $189,762     $186,822
Term loan                           60,000       60,000       60,000       60,000       60,000
Standby letters of credit           23,895       22,595       22,595       23,095       23,554
Trade letters of credit              7,207        6,817        8,071       12,194       20,168
                                  --------     --------     --------     --------     --------
Total extensions of credit         324,313      319,987      302,735      285,051      290,544

Borrowing base                     439,912      442,800      422,199      402,478      394,639
                                  --------     --------     --------     --------     --------

Availability                      $115,599     $122,813     $119,464     $117,427     $104,095
                                  ========     ========     ========     ========     ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: April 2, 2001 THROUGH April 29, 2001

4. Payments to Professionals April 2, 2001 through April 29, 2001

   VENDOR #                 VENDOR NAME                        CHECK AMT.    CHECK DATE     CHECK #
---------------------------------------------------------------------------------------------------
    99459      Robert L. Berger & Associates                   $21,886.51     04/03/01     B0024463
    71217      Bass, Berry & Sims                             $188,100.00     04/05/01     B0024465
    57117      Deloitte & Touche                               $18,000.00     04/06/01     50038644
    57117      Deloitte & Touche                               $66,250.00     04/06/01     50038645
    57117      Deloitte & Touche                                $5,843.00     04/06/01     50038660
    98378      Skadden, Arps, Meagher & Flom                  $782,962.00     04/20/01     B0024604
    99459      Robert L. Berger & Associates                   $19,702.07     04/26/01     B0024635
    57117      Deloitte & Touche                               $60,423.63     04/27/01     50040669
    101606     Service Real Estate Venture                    $105,846.00     04/27/01     B0024605
    101232     E & Y Capital Advisors, LLC                    $122,924.00     04/27/01     B0024681
    101993     Rothschild, Inc.                               $110,689.27     04/27/01     B0024682
    63078      Weil, Gotshal & Manges, LLP                        $391.00     04/27/01     B0024683
    71217      Bass, Berry & Sims                             $248,523.03     04/27/01     B0024684
    99104      Jay Alix & Associates                          $129,428.80     04/27/01     B0024686
    99391      Otterbourg, Steindler, Houston & Rosen, PC     $177,739.81     04/27/01     B0024687
    99444      Sitrick & Company                               $43,012.46     04/27/01     B0024688
    99454      Harwell, Howard, Hyne, Gabbert & Manner, PC     $51,939.62     04/27/01     B0024689

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                           April 29,    April 1,
                                                             2001         2001
                                                           --------     --------
ASSETS
Current Assets:
   Cash and cash equivalents                               $ 25,199     $ 23,913
   Accounts receivable                                        6,435        6,298
   Inventories                                              482,707      458,963
   Prepaid expenses and other assets                         21,196       21,539
                                                           --------     --------

   TOTAL CURRENT ASSETS                                     535,537      510,713
                                                           --------     --------

PROPERTY AND EQUIPMENT
   Owned assets, net of accumulated depreciation            358,748      359,539
   Capitalized leases, net of accumulated amortization       11,568       11,735
                                                           --------     --------

         TOTAL PROPERTY AND EQUIPMENT                       370,316      371,274
                                                           --------     --------

   Other assets and deferred charges                         48,466       57,206
                                                           --------     --------

   TOTAL ASSETS                                            $954,319     $939,193
                                                           ========     ========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
   Notes payable to banks                                  $233,212     $195,906
   Accounts payable                                          40,727       47,942
   Accrued expenses                                         122,573      126,219
   State & local sales tax                                    7,956        8,288
   Current maturities capitalized leases                         96           95
                                                           --------     --------


   TOTAL CURRENT LIABILITIES                                404,564      378,450
                                                           --------     --------

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                             April 29,       April 1,
                                                               2001            2001
                                                            ----------      ----------
Long-Term Liabilities:
   Long-term debt                                               60,000          60,000
   Capitalized lease obligations                                 2,363           2,372
Liabilities Subject To Compromise:
   Accrued restructuring costs                                  42,071          42,182
   Capitalized lease obligations                                21,123          21,388
   Long-term debt                                              413,285         413,954
   Accounts payable                                            198,082         198,054
   Accrued expenses                                             71,864          70,828
                                                            ----------      ----------
   Total Liabilities Subject To Compromise                     746,425         746,406

   TOTAL LIABILITIES                                         1,213,352       1,187,228
                                                            ----------      ----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
   Common stock                                                 49,936          49,936
   Additional paid-in-capital                                    5,881           5,881
   Deferred compensation                                          (180)           (190)
   Accumulated other comprehensive loss                         (2,697)         (2,697)
   Retained (deficit) earnings                                (311,973)       (300,965)
                                                            ----------      ----------
         TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                 (259,033)       (248,035)

   TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY     $  954,319      $  939,193
                                                            ==========      ==========

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 2, 2001 THROUGH APRIL 29, 2001

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 04/29/01
FORM OPR-3 NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: April 2, 2001 THROUGH April 29, 2001

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
MONTH ENDED: 04/29/2001
FORM OPR-4

                                                                   Total
                                                                 ---------
Trade Accounts Payable (Merchandise)                             $  40,727


                                                                   Total
                                                                 ---------
Expense & other payables                                         $ 122,573

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 2, 2001 THROUGH APRIL 29 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(Dollars in Thousands)

                                               Date        Date        Total
             TAXES PAYABLE                   Incurred       Due         Due
                                             --------------------------------

Federal income tax                    **      Various     Various    $  8,628

State income tax                              Various     Various        (430)
                                                                     --------

                            SUBTOTAL                                 $  8,198
                                                                     --------


Sales/use tax               SUBTOTAL  *       Various     Various    $  8,648
                                                                     --------


Personal property tax                 *       Various     Various       2,002

Real estate taxes                     *       Various     Various       9,126

Inventory taxes                       *       Various     Various          --

Gross receipts/bus licenses           *       Various     Various         145

Franchise taxes                       *       Various     Various         447
                                                                     --------

                            SUBTOTAL                                 $ 11,720
                                                                     --------


                                                                     --------
TOTAL TAXES PAYABLE                                                  $ 28,566
                                                                     ========

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 2, 2001 THROUGH APRIL 29, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



(DOLLARS IN THOUSANDS)

                                             DATE                        TOTAL DUE
                                           INCURRED     DATE DUE     (4/29/01 BALANCE)
                                           -------------------------------------------
POST PETITION SECURED DEBT
     Revolver borrowings                   04/14/00     04/14/04         $ 233,212
     Facility standby letters of credit    04/14/00     04/14/04            23,895
     Facility trade letters of credit      04/14/00     04/14/04             7,207
     Term loans                            04/14/00     04/14/04            60,000
                                                                         ---------
TOTAL EXTENSIONS OF CREDIT                                               $ 324,314
                                                                         =========


ACCRUED INTEREST PAYABLE                                                 $     939
                                                                         =========

FORM OPR-5
               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                                     ACTIVITY
                                                                                   APRIL 2, 2001
                                                                                      THROUGH
                                                                                   APRIL 29, 2001
                                                                                   --------------

Net Sales                                                                            $   61,540

Costs of merchandise sold and buying and occupancy expense                               44,641
                                                                                     ----------

Gross margin after cost of merchandise sold and buying and occupancy expenses            16,899

Selling, General and Administrative Expenses:
     Net Employment Expense                                                              11,938
     Net Advertising                                                                      1,537
     Banking and Other Fees                                                                 891
     Real Estate and Other Taxes                                                          1,796
     Supplies                                                                               401
     Communication and Equipment                                                            310
     Travel                                                                                 320
     UCC and Other Services                                                                (430)
     Legal and Professional                                                                 207
     Sales and Shipping                                                                      39
     Insurance                                                                              (65)
     Miscellaneous                                                                          207
     Credit Card Services                                                                   (45)
                                                                                     ----------
Total Selling, General and Administrative Expenses                                       17,106


Other expense/(income), net                                                                 723

FORM OPR-5
               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

Restructuring charge (credit)                                                  --

Depreciation and amortization                                               3,233
                                                                         --------

Earnings (loss) before interest, reorganization items, and income tax      (4,163)

Interest expense - debt                                                     3,183
Interest expense - capitalized leases                                         265
                                                                         --------

Earnings (loss) before reorganization items, and income tax                (7,611)

Reorganization Items:

     Legal and Professional                                                 3,276
     Miscellaneous                                                            200
     Loss (Gain) on Disposal of Assets                                        (83)
     Close Store Charges                                                       --
                                                                         --------
     Total Reorganization Items                                             3,393

Earnings (loss) before income tax                                         (11,004)
     Income tax benefit                                                         4
     Cumulative Effect of Change in Accounting Principles                      --
                                                                         --------

Net earnings (loss)                                                      $(11,008)
                                                                         ========